SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: September 7, 2001
(Date of earliest event reported)

Commission File No.:  333-62184



                    Wells Fargo Asset Securities Corporation
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        Delaware                                           52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



7485 New Horizon Way
Frederick, Maryland                                              21703
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Address of principal executive offices                        (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.       Other Events

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Wells Fargo Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------------                               -----------
      (99)                                      Collateral Term Sheets
                                                prepared by Wells Fargo
                                                Asset Securities Corporation
                                                in connection with Wells
                                                Fargo Asset Securities
                                                Corporation, Mortgage
                                                Pass-Through Certificates,
                                                Series 2001-26

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WELLS FARGO ASSET SECURITIES CORPORATION


September 7, 2001

                                        By:  /s/ Alan S. McKenney
                                             -----------------------------------
                                             Alan S. McKenney
                                             Vice President

                                INDEX TO EXHIBITS



                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Collateral Term Sheets                   E
                        prepared by Wells
                        Fargo Asset Securities
                        Corporation in connection
                        with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2001-26

Exhibit No. 99



------------------------------------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-26
                             POOL PROFILE (8/1/2001)

------------------------------------------------------------------------------------------------------------

                                                         ---------------------      ----------------------
                                                                 BID                      TOLERANCE
                                                         ---------------------      ----------------------
     AGGREGATE PRINCIPAL BALANCE                                 $500,000,000                  (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                       1-Oct-01
     INTEREST RATE RANGE                                     5.500% - 10.000%
     GROSS WAC                                                          7.30%            (+5 bps/ -5 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                                      25 bps
     MASTER SERVICING FEE                                             1.7 bps
     WAM (in months)                                                      357                (+/- 2 month)

     WALTV                                                                73%                (maximum 79%)

     CALIFORNIA %                                                         40%                (maximum 47%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                                 1%                (maximum  5%)

     AVERAGE LOAN BALANCE                                            $425,000           (maximum $460,000)
     LARGEST INDIVIDUAL LOAN BALANCE                               $1,000,000         (maximum $1,500,000)

     CASH-OUT REFINANCE %                                                 27%               (maximum  35%)

     PRIMARY RESIDENCE %                                                  95%                (minimum 90%)

     SINGLE-FAMILY DETACHED %                                             91%                (minimum 85%)

     FULL DOCUMENTATION %                                                 91%                (minimum 85%)

     PREPAYMENT PENALTY %                                                  0%                 (maximum 1%)

     UNINSURED > 80% LTV %                                                 1%                 (maximum 2%)

     TEMPORARY BUYDOWNS                                                    0%                (maximum  1%)




                 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

------------------------------------------------------------------------------------------------------------

     (1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


-------------------------------------------------------------------------------------------------------------------
                                                WFMBS MORTGAGE LOAN POOL
                                           20-YEAR THROUGH 30-YEAR FIXED RATE
                                                NON-RELOCATION MORTGAGES
                                                  WFMBS SERIES 2001-26
                                                   PRICING INFORMATION

-------------------------------------------------------------------------------------------------------------------

      RATING AGENCIES                                              TBD by Wells Fargo

      PASS THRU RATE                                                            6.75%    or     6.50%

      ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                      0.12%    @       .02%

      PRICING DATE                                                                TBD

      FINAL STRUCTURE DUE DATE                                              11-Oct-01                9:00 AM

      SETTLEMENT DATE                                                       30-Oct-01

      ASSUMED SUB LEVELS                                                          AAA          3.500%
                                                                                   AA            TBD
                                                                                    A            TBD
                                                                                  BBB            TBD
                                                                                   BB            TBD
                                                                                    B            TBD


Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-26. THE PRINCIPAL ONLY CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                                         Brad Davis (301) 846-8009
                                                      Lori Maller (301) 846-8185





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


                          WFASC DENOMINATION POLICY



DESCRIPTION OF CERTIFICATES
--------------------------------------------------------------------------------------------------------------
                      TYPE OF CERTIFICATE                            MINIMUM         PHYSICAL     BOOK ENTRY
                                                                   DENOMINATION    CERTIFICATES  CERTIFICATES
                                                                      (1)(4)
--------------------------------------------------------------------------------------------------------------
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS,             $ 25,000        Allowed      Allowed
Non-complex components (subject to reasonable prepayment
support)

Companion classes for PAC, TAC, Scheduled Classes                    $100,000        Allowed      Allowed

Inverse Floater, PO, Subclasses of the Class A that provide          $100,000        Required    Not Allowed
credit protection to the Class A, Complex multi-component
certificates

Notional and Nominal Face IO                                           (2)           Required    Not Allowed

Residual Certificates                                                  (3)           Required    Not Allowed

All other types of Class A Certificates                                (5)              (5)          (5)


CLASS B (Investment Grade)                                           $100,000        Allowed      Allowed

CLASS B (Non-Investment Grade)                                       $250,000        Required    Not Allowed


(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $500,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC (WFASC DOES NOT ISSUE COMPANION CLASSES FOR PAC/TAC/SCHEDULED CLASSES IN $1000 DENOMINATIONS)

(5)   Underwriter must obtain WFASC's approval